Exhibit 10.1

[Execution Copy]

FIFTH AMENDMENT AND WAIVER TO

TERM LOAN CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT AND WAIVER TO TERM LOAN CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of February 14, 2024 (the “Fifth Amendment Effective Date”), is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”, and together with each other Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”), SQUARE BOX SYSTEMS LIMITED, a company incorporated in England and Wales (registered number 03819556) (“Square Box”, and together with Quantum LTO and each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”) constituting the Required Lenders, and BLUE TORCH FINANCE LLC (“Blue Torch”), in its capacity as disbursing agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).

RECITALS

A. Agent, the Lenders and certain of the Loan Parties are parties to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021, as amended by that certain First Amendment to Term Loan Credit and Security Agreement, dated as of September 30, 2021, that certain Second Amendment to Term Loan Credit and Security Agreement, dated as of March 15, 2022, that certain Third Amendment to Term Loan Credit and Security Agreement, dated as of April 25, 2022, and that certain Fourth Amendment to Term Loan Credit and Security Agreement, dated as of June 1, 2023 and subject to the Waiver to Term Loan Credit and Security Agreement, dated as of November 13, 2023 (as amended hereby and as the same may have been further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.

B. The Borrowers have advised Agent and the Lenders that they may not be in compliance with the financial covenant set forth in Section 6.5(c) of the Credit Agreement (the “Specified Financial Covenant”) for the four (4) fiscal quarter period ended December 31, 2023 (the “Specified Period”);

C. The Borrowers have requested that Agent and the Required Lenders agree to (i) provide the Specified Waivers (as defined herein) and (ii) amend certain provisions of the Credit Agreement as set forth herein, and Agent and the Required Lenders have agreed to provide such waivers and make such amendments, in each case, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.

2. Waivers.

(a) Pursuant to the request of the Loan Parties and subject to the limitations set forth in Section 4 hereof and satisfaction of the conditions set forth in Section 5 hereof and in reliance on the representations and warranties set forth in Section 6 hereof and otherwise herein, effective as of December 31, 2023 (the “Waiver Effective Date”), notwithstanding anything to the contrary in the Credit Agreement or any Other Document:

(i) for the purposes of (A) the first proviso in Section 1.1 (Accounting Terms) of the Credit Agreement, (B) Section 6.9 (Standards of Financial Statements) of the Credit Agreement, (C) Section 9.8 (Quarterly Financial Statements) of the Credit Agreement and (D) Section 9.9 (Monthly Financial Statements) of the Credit Agreement, any requirement in the Credit Agreement or any Other Document that: (x) accounting terms used for the purposes of determining compliance with financial covenants be defined in accordance with GAAP or (y) financial statements of Quantum and/or its Subsidiaries be prepared in accordance with GAAP;

(ii) for the purposes of Section 6.3 (Books and Records) of the Credit Agreement, any requirement that books and records of Quantum and/or its Subsidiaries be maintained in accordance with GAAP;

(iii) any requirement under the Credit Agreement or any Other Document that any Loan Party or any Chief Financial Officer, Treasurer or Controller or other officer of Quantum make any certification or representation with respect to any of the foregoing (including pursuant to a Compliance Certificate) (collectively, the foregoing requirements in this clause (iii) and the above clauses (i) and (ii), the “Specified GAAP Requirement”); and

(iv) any actual or potential Default or Event of Default under the Credit Agreement or any Other Document (including under Section 10.9 of the Credit Agreement resulting from an “Event of Default” arising under and defined in the Revolving Loan Agreement) solely as a result of the Specified GAAP Requirement or the failure to comply therewith;

in each case, the foregoing are hereby waived by the Required Lenders solely to the extent of and with respect to the financial reporting matters disclosed to the Lenders prior to the Fifth Amendment Effective Date; provided that:

(A) such waivers shall only be effective with and shall only apply with respect to the financial statements of Quantum and its Subsidiaries for the fiscal quarter and the fiscal month ended December 31, 2023 (and the related Compliance Certificate with respect to such fiscal quarter and fiscal month end), financial covenant testing (if any) solely with respect to such fiscal quarter, and all accounting terms contained in such financial statements or Compliance Certificate (collectively, the “Specified Financial Information”); provided further that, (x) solely for purposes of Section 9.9 (Monthly Financial Statements) of the Credit Agreement, such foregoing waivers shall also apply to the monthly financial statements for the fiscal months ended January 31, 2024 and February 29, 2024 and (y) solely for purposes of Section 6.3 (Books and Records) of the Credit Agreement, such foregoing waivers shall also apply to the Loan Parties’ books and records for the fiscal months ended January 31, 2024, February 29, 2024, March 31, 2024 and April 30, 2024; and

(B) such waivers shall be effective solely so long as, and the applicable requirements in the Credit Agreement and the Other Documents shall instead be that, in lieu of the Specified GAAP Requirement (including with respect to the Specified Financial Information): (x) the accounting terms used for the purposes of determining compliance with financial covenants be defined in accordance with Quantum’s historical accounting practices, (y) the financial statements of Quantum and its Subsidiaries be prepared in accordance with Quantum’s historical accounting practices, and (z) the books and records of Quantum and its Subsidiaries be maintained in accordance with Quantum’s historical accounting practices (and that any applicable Compliance Certificate shall only be required to certify to the applicable foregoing historical account practices standard);

the foregoing limited waivers set forth in this Section 2(a), the “Specified Financial Information Waivers”.

(b) Pursuant to the request of the Loan Parties and subject to the limitations set forth in Section 4 and satisfaction of the conditions set forth in Section 5 hereof and in reliance on the representations and warranties set forth in Section 6 hereof and otherwise herein, effective as of the Waiver Effective Date, notwithstanding anything to the contrary in the Credit Agreement or any Other Document:

(i) any Event of Default under Section 10.4(a) of the Credit Agreement arising from the failure of the Loan Parties to comply with the Specified Financial Covenant for the Specified Period;

(ii) any Event of Default under Section 10.9 of the Credit Agreement resulting from an “Event of Default” arising under and as such term is defined in the Revolving Loan Agreement as a result of the failure to comply with the Specified Financial Covenant for the Specified Period;

(iii) any Event of Default under Section 10.4(b) of the Credit Agreement arising from the failure of the Loan Parties to provide notice of any of the foregoing Events of Default to the Agent and/or the Lenders (including pursuant to Section 9.5(a) of the Credit Agreement); and

(iv) any requirement under the Credit Agreement or any Other Document that any Loan Party or the Chief Financial Officer, Treasurer, Controller or other officer of any Loan Party make any certification or representation with respect to any of the foregoing (including pursuant to a Compliance Certificate);

in each case, the foregoing are hereby waived by the Required Lenders (the foregoing limited waivers set forth in this Section 2(b), the “Specified Financial Covenant Waivers” and, together with the Specified Financial Information Waivers, the “Specified Waivers”.

3. Amendment to Credit Agreement. Pursuant to the request of the Loan Parties and subject to the limitations set forth in Section 4 and satisfaction of the conditions set forth in Section 5 hereof and in reliance on the representations and warranties set forth in Section 6 hereof and otherwise herein, Section 6.5 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and replacing it with the following:

(c) Total Net Leverage Ratio. Maintain as of the end of each fiscal quarter set forth below, a Total Net Leverage Ratio for Quantum and its Subsidiaries, on a consolidated basis, of not greater than the ratio set forth below for each four (4) consecutive fiscal quarter period then ended set forth below and tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to Agent pursuant to Section 9.8:

Fiscal Quarter Ending	Maximum Total Net Leverage Ratio
June 30, 2022	6.00:1.00
September 30, 2022	6.75:1.00
December 31, 2022	6.00:1.00
March 31, 2023	4.75:1.00
June 30, 2023	5.75:1.00
September 30, 2023	6.00:1.00
December 31, 2023	Not Tested
March 31, 2024	5.00:1.00
June 30, 2024	4.50:1.00
September 30, 2024	4.25:1.00
December 31, 2024	3.75:1.00
March 31, 2025 and each fiscal quarter ending thereafter	3.00:1.00

4. Limitations to Waivers and Amendments to Credit Agreement; Additional Covenants.

(a) Agent’s and the Lenders’ agreements under Sections 2 and 3 hereof to waive certain of their rights and remedies under the Credit Agreement, the Other Documents and otherwise and to amend certain of the provisions of the Credit Agreement shall be limited precisely as written and shall not be deemed to (i) be an amendment or a waiver of any other actual or potential Default or Event of Default or any other term or condition of the Credit Agreement or any Other Documents or to prejudice any right or remedy which such persons may now have or may have in the future under or in connection with the Credit Agreement, the Other Documents or otherwise (including without limitation with respect to the requirement to comply with GAAP under the Credit Agreement and the Other Documents) other than with respect to the Specified Waivers, (ii) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any Other Documents, (iii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any Other Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit except with respect to the Specified Waivers, (v) establish a custom or course of dealing among the Loan Parties, on the one hand, or Agent and/or any Lender, on the other hand, or (vi) be a consent to any future agreement or waiver; and

(b) The Loan Parties agree to make substantial progress (as determined by the Agent and the Required Lenders in their sole discretion) by March 31, 2024 (or such later date as may be agreed by the Agent in its sole discretion) on certain business initiatives.

(c) The Borrowers shall engage, as expediently as possible after the Fifth Amendment Effective Date but no later than February 29, 2024 (or such later date as may be agreed by the Agent in its sole discretion), and retain an operational advisor, which such advisor (and the terms and scope of engagement thereof) shall be acceptable to the Agent and Required Lenders in their sole discretion.

(d) Borrowers shall make senior management (and shall use commercially reasonable efforts to make advisors) available to discuss the financial condition and certain business initiatives of Quantum and its Subsidiaries on weekly telephonic conference calls with the Agent, Lenders and their advisors commencing the week of February 21, 2024 and continuing until the Payment in Full of the Obligations or such earlier date agreed to by the Agent and Required Lenders in their sole discretion, upon reasonable notice and at times to be mutually agreed upon.

(e) At the written request of the Agent and Required Lenders, the board of directors of Quantum (the “Quantum Board”) shall approve a resolution in form and substance reasonably acceptable to the Agent and Required Lenders appointing (to the extent not prohibited by Applicable Law) a new member to the Quantum Board, which member shall be an independent director selected by the Quantum Board in consultation with and acceptable to the Agent and Required Lenders in their sole discretion. The Loan Parties shall not modify the resolutions providing for the appointment and authority of such member until the Payment in Full of the Obligations or such earlier date agreed to by the Agent and Required Lenders in their sole discretion.

Failure to satisfy any of the foregoing items in Sections 4(b) through 4(e) above shall constitute an immediate Event of Default.

5. Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent:

(a) Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and the Required Lenders.

(b) As of the Fifth Amendment Effective Date, immediately after giving effect to this Amendment, the Specified Waivers and the Revolving Loan Amendment (as defined below), no Default or Event of Default shall have occurred and be continuing.

(c) As of the Fifth Amendment Effective Date, immediately after giving effect to this Amendment, the Specified Waivers and the Revolving Loan Amendment, the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier).

(d) Agent shall have received, in form and substance reasonably satisfactory to Agent, a waiver and amendment under the Revolving Loan Agreement (the “Revolving Loan Amendment”), duly authorized, executed and delivered by the Borrowers, the Guarantors, the Revolving Loan Agent and the Revolving Loan Lenders.

(e) The Loan Parties shall have paid (or shall pay substantially concurrently with the Fifth Amendment Effective Date), all costs, expenses and fees owed to Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment to the extent invoiced prior to the Fifth Amendment Effective Date.

Agent shall notify the Borrowers in writing of the effectiveness of this Amendment, which notice shall be conclusive and binding on all parties to the Credit Agreement. For the avoidance of doubt, it is understood and agreed that such written notification shall not be a condition to the effectiveness of this Amendment or the occurrence of the Waiver Effective Date or the Fifth Amendment Effective Date.

6. Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a) each Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder;

(b) this Amendment has been duly executed and delivered by each Loan Party;

(c) this Amendment constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;

(d) the execution, delivery and performance of this Amendment (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Revolving Loan Documents, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Fifth Amendment Effective Date and which are in full force and effect on the Fifth Amendment Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation any of the Revolving Loan Documents;

(e) each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect;

(f) each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, after giving effect to this Amendment and the Revolving Loan Amendment, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Fifth Amendment Effective Date and after giving effect to this Amendment and the Revolving Loan Amendment and the transactions contemplated hereby and thereby, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date; and

(g) on the Fifth Amendment Effective Date, after giving effect to this Amendment, the Specified Waivers and all necessary waivers and amendments granted pursuant to the Revolving Loan Amendment, no Default or Event of Default exists or has occurred and is continuing.

7. Reservation of Rights and Retesting of Covenants. The Loan Parties each acknowledge and confirm that, after Quantum and its Subsidiaries finalize (and, if needed, update) all their financial statements that are updated, restated or otherwise amended in accordance with the fiscal reporting period ended December 31, 2023 (“Q3 FY2024”) (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended January 31, 2024 and February 29, 2024, respectively) and submitted or filed with the SEC or otherwise in accordance with relevant applicable law for each applicable period, Agent and Lenders reserve all rights to (1) review and confirm all financial reporting under the Credit Agreement that is subject of this Amendment to be in conformance with GAAP in all material respects and in compliance with the applicable requirements of the Credit Agreement for Q3 FY2024 (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended January 31, 2024 and February 29, 2024, respectively) and (2) retest all financial covenants under the Credit Agreement (as amended hereby) with respect to Q3 FY2024 (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended January 31, 2024 and February 29, 2024, respectively and as applicable). Notwithstanding anything to the contrary, except with respect to the Specified Financial Covenant for the Specified Period or as otherwise expressly amended pursuant hereto: (x) any breach, Default or Event of Default that occurs upon any of the foregoing review or testing of the waived financial reporting or financial covenants shall be deemed to have occurred when the testing was originally required (or financial reporting required to be delivered) under the Credit Agreement and Other Documents (in each case, as amended hereby) and (y) none of the financial covenant testing in Section 6.5 of the Credit Agreement (as amended hereby) or elsewhere in the Credit Agreement or Other Documents (in each case, as amended hereby) shall be amended or adjusted by this Amendment or by any updates, amendments or adjustments to the company’s financial reporting in connection with this Amendment.

8. Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to pay to Agent, for the pro rata benefit of the Lenders (other than PNC Bank, National Association) with Initial Term Loans and Fourth Amendment Loans (such Lenders, the “Relevant Lenders”), an amendment fee in the amount of $1,207,369.58 (1.50% of the outstanding principal amount of the Initial Term Loans and Fourth Amendment Loans of the Relevant Lenders as of the Fifth Amendment Effective Date (immediately prior to giving effect to such fee)), which fee shall be fully earned, due and payable on and as of (and subject to the occurrence of) the Fifth Amendment Effective Date and shall be paid in kind, for the account of the Relevant Lenders, by capitalizing and adding such amount to the outstanding principal amount of their respective Initial Term Loans and Fourth Amendment Loans, as applicable, on and as of the Fifth Amendment Effective Date (immediately prior to giving effect to such fee), in each case, in accordance with their pro rata shares thereof. In addition, Borrowers hereby agree to pay to Agent, for the benefit of PNC Bank, National Association, in its capacity as a Lender (“PNC”), an amendment fee in the amount of $102,352.29 (1.50% of the outstanding principal amount of the Initial Term Loan held by PNC as of the Fifth Amendment Effective Date), which fee shall be fully earned as of (and subject to the occurrence of) the Fifth Amendment Effective Date and due and payable in cash on the earlier of (x) April 30, 2024 and (y) the date on which all of the Obligations owing to PNC are Paid in Full. Each of the Lenders hereby agrees and consents to the foregoing.

9. Costs and Expenses. Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of Agent and the Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.

10. Reaffirmation.

(a) Each Loan Party hereby ratifies and reaffirms (i) all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Documents to which it is a party, and (ii) its grant to Agent of a security interest in the Collateral under the Credit Agreement and each of the Other Documents to which it is a party.

(b) Square Box hereby confirms for the benefit of the Secured Parties that all obligations owed by it pursuant to Article XVII of the Credit Agreement shall remain in full force and effect notwithstanding the waivers and modifications referred to in this Amendment.

11. Acknowledgments. To induce Agent and Lenders to enter into this Amendment, each Loan Party acknowledges that:

(a) as of the Fifth Amendment Effective Date, (i) Agent and Lenders have performed without default all obligations required of Agent and Lenders under the Credit Agreement and each of the Other Documents; and (ii) there are no disputes with or claims against Agent or Lenders, or any knowledge of any facts giving rise to any disputes or claims, related to the Credit Agreement or any of the Other Documents, including, without limitation, any disputes or claims or knowledge of facts giving rise thereto, that involve a breach or violation on the part of Agent or any Lender of the terms and conditions of the Credit Agreement or any of the Other Documents; and

(b) no Loan Party has any valid defense to the enforcement of its respective obligations set forth in the Credit Agreement, the Other Documents or this Amendment, as applicable, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to Fifth Amendment Effective Date.

12. Release of Claims. In consideration of the Lenders’ and Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges the Lenders and Agent and their respective successors, permitted assigns, and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or Other Document prior to the Fifth Amendment Effective Date.

13. Governing Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.

14. Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments nor or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Amendment shall constitute an Other Document under the Credit Agreement.

15. Effect of this Amendment. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Fifth Amendment Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

16. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

17. Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

18. Counterparts; Electronic Signature. This Amendment may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a .pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

19. Entire Understanding. This Amendment and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.

20. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

21. Captions. The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

22. Jury Waiver. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	QUANTUM CORPORATION

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Vice President of Finance and Treasurer

GUARANTORS:	SQUARE BOX SYSTEMS LIMITED

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Director

QUANTUM LTO HOLDINGS, LLC

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Vice President of Finance and Treasurer

[Fifth Amendment and Waiver to Term Loan Credit and Security Agreement]

AGENT AND LENDERS:	BLUE TORCH FINANCE LLC, solely in its capacity as Agent and not in its individual capacity

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC HOLDINGS FUND II, LLC, as a Lender
	By:	Blue Torch Credit Opportunities Fund II LP, its sole member
	By:	Blue Torch Credit Opportunities GP LLC, its general partner
	By:	KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC Holdings SBAF Fund LLC, as a Lender
	By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
	By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
	By:	KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC HOLDINGS KRS FUND LLC, as a Lender
	By:	Blue Torch Credit Opportunities KRS Fund LP, its sole member
	By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner
	By:	KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

[Fifth Amendment and Waiver to Term Loan Credit and Security Agreement]

BTC OFFSHORE HOLDINGS FUND II-B LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

BTC OFFSHORE HOLDINGS FUND II-C LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

BTC HOLDINGS SC FUND LLC
By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By:	Blue Torch Credit Opportunities SC GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

[Fifth Amendment and Waiver to Term Loan Credit and Security Agreement]

OC III LVS XXXIII LP, as a Lender

By:	By: OC III GP II LLC, its general partner

By:	/s/ Adam L. Gubner
Name:	Adam L. Gubner
Title:	Authorized Person

CO FINANCE LVS XVII LLC, as a Lender

By:	/s/ Gabe Goldstein
Name:	Gabe Goldstein
Title:	Authorized Person

[Fifth Amendment and Waiver to Term Loan Credit and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Shin
Name:	Peter Shin
Title:	Vice President

[Fifth Amendment and Waiver to Term Loan Credit and Security Agreement]